Deutsche
Asset Management
                                                                       [DB Logo]




Summary Prospectus | February 1, 2018



Deutsche Global High Income Fund





 CLASS/Ticker    A   SGHAX    T   SGHTX    C   SGHCX    R6   SGHRX    INST   MGHYX    S   SGHSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated February 1, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks high current income and, as a secondary objective, capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Class A shares in Deutsche funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial advisor and in Choosing a Share Class in the prospectus (p.
70), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 143) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                         A           T          C      R6    INST      S
                                ----------  ----------  ---------  ------  ------  -----
Maximum sales charge (load)
imposed on purchases, as %
of offering price                    4.50       2.50      None     None    None    None
-------------------------------      ----       ----      --       ------  ------  ---
Maximum deferred sales
charge (load), as % of
redemption proceeds                None        None     1.00       None    None    None
-------------------------------    ------      -----    ----       ------  ------  ---
Account Maintenance Fee
(annually, for fund account
balances below $10,000 and
subject to certain exceptions)    $   20       None     $20        None    None    $20
-------------------------------   -------      -----    ----       ------  ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                      A          T          C          R6        INST           S
                              ---------  ---------  ---------  ----------  ----------  ----------
Management fee1                   0.40       0.40       0.40       0.40        0.40        0.40
-----------------------------     ----       ----       ----       ----        ----        ----
Distribution/service (12b-1)
fees                              0.24       0.25       1.00      None        None        None
-----------------------------     ----       ----       ----      -----       -----       -----
Other expenses2                   0.32       0.43       0.31       0.38        0.27        0.38
-----------------------------     ----       ----       ----      -----       -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                          0.96       1.08       1.71       0.78        0.67        0.78
-----------------------------     ----       ----       ----      -----       -----       -----
Fee waiver/expense reim-
bursement                         0.11       0.23       0.11       0.23        0.07        0.13
-----------------------------     ----       ----       ----      -----       -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT             0.85       0.85       1.60       0.55        0.60        0.65
-----------------------------     ----       ----       ----      -----       -----       -----

(1 )"Management fee" is restated to reflect the fund's new management fee rate effective July 1, 2017.
(2) "Other expenses" for Class T are based on estimated amounts for the current fiscal year.

The Advisor has contractually agreed through January 31, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 0.85%, 0.85%, 1.60%, 0.55%, 0.60% and 0.65% for Class A, Class T,
Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         T         C      R6    INST       S
-------  --------  --------  --------  ------  ------  ------
1        $ 533     $ 335     $ 263     $56     $61     $66
--       -----     -----     -----     ---     ---     ---
3          732       563       528     226     207     236
--       -----     -----     -----     ---     ---     ---
5          947       809       918     411     366     420
--       -----     -----     -----     ---     ---     ---
10       1,565     1,514     2,010     945     828     954
--       -----     -----     -----     ---     ---     ---

You would pay the following expenses if you did not redeem your shares:



YEARS           A         T         C      R6    INST       S
-------  --------  --------  --------  ------  ------  ------
1        $ 533     $ 335     $ 163     $56     $61     $66
--       -----     -----     -----     ---     ---     ---
3          732       563       528     226     207     236
--       -----     -----     -----     ---     ---     ---
5          947       809       918     411     366     420
--       -----     -----     -----     ---     ---     ---
10       1,565     1,514     2,010     945     828     954
--       -----     -----     -----     ---     ---     ---

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2017: 86%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal conditions, the fund invests at least 65% of total assets in domestic and foreign below investment grade debt securities (rated below the fourth highest credit rating category, junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund will generally invest in at least three different countries and will normally invest at least 40% of net assets in securities of foreign issuers. The fund invests in securities of varying maturities and intends to maintain a dollar-weighted effective average portfolio maturity (the weighted average of the maturity dates of bonds held by the fund) that will not exceed ten years. Subject to its portfolio maturity policy, the fund may purchase individual securities with any stated maturity.


The fund may invest in securities of any credit quality, and may include debt securities not paying interest currently and securities in default. The fund may invest up to 15% of total assets in credit default swaps to buy or sell protection on credit exposure, and up to 20% of net assets in common stocks, preferred shares and other equity securities. The fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity or in the event portfolio management determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase convertible securities, securities on a when-issued basis and engage in short sales.


MANAGEMENT PROCESS. Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and which it uses to consider macro trends in the economy. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process.


DERIVATIVES. Portfolio management generally may use credit default swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to seek to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio. In addition, portfolio management generally may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high-yield securities is greater than for higher-rated securities.



                                       2
                                                Deutsche Global High Income Fund


                                             SUMMARY PROSPECTUS February 1, 2018

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.


HIGH-YIELD DEBT SECURITIES RISK. High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High-yield debt securities' total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the fund's debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is expected to take place by March 2019. Significant uncertainty exists regarding the United Kingdom's anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.


Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


CONVERTIBLE SECURITIES RISK. The market value of a convertible security performs like that of a regular debt security; that is, when interest rates rise, the price of a convertible security generally declines. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their price may change based on changes in the issuer's financial condition. Because a convertible security derives a portion of its value from the common stock into which it may be converted, market and issuer risks that apply to the underlying common stock could impact the price of the convertible security.


CURRENCY RISK. Changes in currency exchange rates may affect the value of the fund's investments and the fund's share price. The value of currencies are influenced by a variety of factors, that include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country's government. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the US dollar or, in the case of hedged positions, that the US dollar will decline relative to the currency being hedged. Currency exchange rates can be volatile and can change quickly and unpredictably, thereby impacting the value of the fund's investments.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could



                                       3
                                                Deutsche Global High Income Fund


                                             SUMMARY PROSPECTUS February 1, 2018
expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund's performance.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock's price, regardless of how well the company performs, or the fund's ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. To the extent the fund invests in a particular capitalization or sector, the fund's performance may be affected by the general performance of that particular capitalization or sector.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


Effective February 1, 2012, some of the fund's investment strategies changed. Performance would have been different if the fund's current investment strategy had been in effect.


Class T is a new class of shares and therefore does not have a full calendar year of performance available. The Class T performance figures are based on the historical performance of the fund's Institutional Class shares adjusted to reflect the higher expenses and applicable sales charges of Class T.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







   2008       2009       2010       2011      2012       2013      2014      2015       2016       2017
  -23.79      40.93      14.30      4.17      15.17      5.85      2.87       -2.13     12.93      7.28





                    RETURNS    PERIOD ENDING
 BEST QUARTER      14.86%      June 30, 2009
 WORST QUARTER     -16.25%     December 31, 2008

                                       4
                                                Deutsche Global High Income Fund


                                             SUMMARY PROSPECTUS February 1, 2018

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2017 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                             -----------  ---------  ---------  ---------
CLASS A before tax           5/13/2005        2.45       4.28       6.15
---------------------------  ---------        ----       ----       ----
  After tax on distribu-
  tions                                       0.40       1.72       3.40
  After tax on distribu-
  tions and sale of fund
  shares                                      1.14       2.05       3.52
---------------------------  ---------        ----       ----       ----
CLASS T before tax            6/5/2017        4.74       4.70       6.36
---------------------------  ---------        ----       ----       ----
CLASS C before tax           5/13/2005        6.65       4.49       5.86
---------------------------  ---------        ----       ----       ----
INST CLASS before tax        3/16/1998        7.76       5.59       7.00
---------------------------  ---------        ----       ----       ----
CLASS S before tax           5/13/2005        7.67       5.51       6.87
---------------------------  ---------        ----       ----       ----
ICE BANK OF AMERICA
MERRILL LYNCH
NON-FINANCIAL DEVEL-
OPED MARKETS HIGH YIELD
CONSTRAINED INDEX
(reflects no deduction for
fees, expenses or taxes)                      7.53       5.98       7.83
---------------------------  ---------        ----       ----       ----



                                   CLASS          1       SINCE
                               INCEPTION       YEAR   INCEPTION
                             -----------  ---------  ----------
CLASS R6 before tax          11/1/2016        7.75       7.96
---------------------------  ---------        ----       ----
ICE BANK OF AMERICA
MERRILL LYNCH
NON-FINANCIAL DEVEL-
OPED MARKETS HIGH YIELD
CONSTRAINED INDEX
(reflects no deduction for
fees, expenses or taxes)                      7.53       9.17
---------------------------  ---------        ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2006.


THOMAS R. BOUCHARD, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.


PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                               AUTOMATIC
                                              UGMAS/          INVESTMENT
                   NON-IRA            IRAS     UTMAS               PLANS
         -----------------  --------------  --------  ------------------
A T C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R6              None              N/A         N/A             N/A
--           -----                ----       -----            ----
INST     1,000,000                N/A         N/A             N/A
--       ---------                ----       -----            ----
S            2,500               1,000       1,000           1,000
--       ---------               -----       -----           -----

For participants in all group retirement plans for Class A, T, C and S shares, and in certain fee-based and wrap programs approved by the Advisor for Class A, C and S shares, there is no minimum initial investment and no minimum additional investment. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class and Class R6 shares. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337, M - F 8 a.m. - 7 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 7 p.m. ET


The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares. A financial advisor separately may impose its own policies and procedures for buying and selling fund shares.


Class T shares are available only to investors who are investing through a third party financial intermediary, such as a bank or broker-dealer. Class R6 shares are generally available only to certain retirement plans, which may have their own policies or instructions for buying and selling fund shares. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



                                       5
                                                Deutsche Global High Income Fund


                                             SUMMARY PROSPECTUS February 1, 2018

TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor's affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.


                                       6
                                                Deutsche Global High Income Fund
                                   SUMMARY PROSPECTUS February 1, 2018 DGHIF-SUM